UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2018 (August 29, 2018)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Hudson Street, 7th Floor
New York, New York		10013
(Address of principal executive offices)		(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 29, 2018, Easterly Acquisition Corp. (“Easterly”) entered into the First Amendment to Agreement and Plan of Merger and Sponsor Letter (the “Amendment”), by and among Sirius International Insurance Group, Ltd. (“Sirius”), Easterly, Sirius Acquisitions Holding Company III (“Merger Sub”), CM Bermuda Ltd. (“CMB”) and Easterly Acquisition Sponsor, LLC (the “Sponsor”). The Amendment amends the Agreement and Plan of Merger, dated as of June 23, 2018, by and among Sirius, Easterly and Merger Sub (the “Merger Agreement”) providing for the merger (the “Merger”) of Merger Sub with and into Easterly, with Easterly surviving the Merger as a wholly owned subsidiary of Sirius (the “Business Combination”), and the letter agreement, dated as of June 23, 2018, by and among Easterly, the Sponsor and Sirius (the “Sponsor Letter”).

The Amendment amended the Merger Agreement to, among other things:

•	modify the date on which the exchange ratio, used to calculate the number of Sirius common shares to be issued in the Merger, is determined (the “Exchange Ratio”). Pursuant to the terms of the Merger Agreement, as amended, Easterly’s common stock will be exchanged for Sirius’s common shares using a value equal to 1.05x Sirius’s diluted GAAP book value per share as of September 30, 2018 (the “Merger Price”), instead of as of June 30, 2018; and

•	provide for a post-closing adjustment if an estimate of Sirius’s diluted GAAP book value per share as of September 30, 2018 is used to determine the Merger Price and such estimate is different than the actual Sirius diluted GAAP book value per share as of September 30, 2018 as finally determined after the closing of the Merger. Such adjustment will result in either (x) the issuance of new Sirius common shares or a payment of cash by Sirius to CMB if the Exchange Ratio is greater than it would have been using the actual Sirius diluted GAAP book value per share as of September 30, 2018 or (y) the surrender to Sirius of Sirius common shares owned by CMB or a payment of cash to Sirius from CMB if the Exchange Ratio is less than it would have been using the actual Sirius diluted GAAP book value per share as of September 30, 2018.

The Amendment amended the Sponsor Letter to, among other things:

•	provide that, for the purposes of determining the amount of shares of Easterly common stock held by the Sponsor that will be surrendered at the closing of the Merger, if proceeds from the private placement offering in connection with the Merger (“private placement”), including proceeds from the Subscription Agreements, is less than $213 million (other than as a result of an investor failing to fund its obligations in breach of its subscription agreement at a time when Sirius is not then in material breach of any of its representations, warranties, covenants or agreements set forth in such subscription agreement at the time of such investor’s breach of such subscription agreement), the amount raised in the private placement discussed below will be deemed to be $213 million; and

•	provide for the Sponsor to surrender more than 4,528,000 shares of Easterly common stock in certain circumstances if the Merger Price as adjusted for the value of the warrants issued in the private placement discussed below is less than $17.39.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement and the Sponsor Letter, which were previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Easterly on June 25, 2018, remain in full force and effect as originally executed on June 23, 2018. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On August 30, 2018, Easterly and Sirius issued a joint press release announcing the execution of the Amendment and the entry into the private placement discussed below. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 29, 2018, Sirius entered into subscription agreements (the “Subscription Agreements”) with affiliated funds of Gallatin Point Capital, The Carlyle Group, Centerbridge Partners, L.P. and Bain Capital Credit (the “investors”) pursuant to which the investors have committed to purchase $213 million of Sirius’s Series B preference shares and Sirius’s common shares in a private placement, which amount of Sirius preference shares may be decreased to $111 million at Sirius’s option. In addition, the investors will receive warrants to purchase Sirius common shares that are exercisable for a period of five years after the issue date at a strike price equal to 125% of the Merger Price. Each Sirius Series B preference share and Sirius common share will be purchased at a price per share equal to the Merger Price.

The terms of the Sirius Series B preference shares are set forth in the Certificate of Designation of Series B Preference Shares of Sirius International Insurance Group, Ltd. (the “Certificate of Designation”). The Sirius Series B preference shares will automatically convert into Sirius common shares upon the satisfaction of certain market price and public float conditions, or earlier at any investor’s option. The Sirius Series B preference shares may be redeemed upon the occurrence of specified events, including, at Sirius’s or any investor’s option, after the fifth anniversary of the issue date. The Sirius Series B preference shares will vote on an as-converted basis together with the Sirius common shares as a single class with respect to all matters presented to Sirius shareholders. The Sirius Series B preference shares will also participate on an as-converted basis in dividends paid on Sirius common shares and, after the fifth anniversary of the issue date, will receive dividends at a rate per annum equal to LIBOR plus 4%. The Sirius Series B preference shares will also have certain liquidation, anti-dilution, consent, information and other rights and protections.

At the closing of the private placement, Sirius, CMB and the investors will also enter into a shareholders agreement that will restrict in certain respects the voting of CMB’s shares with respect to the election and removal of directors and the approval of a sale transaction, and will also grant the investors tag along rights if Sirius repurchases Sirius common shares held by CMB.

The closing of the private placement is subject to the closing of the Merger, as well as other customary conditions. Proceeds from the private placement will be used by Sirius to redeem all outstanding Sirius Series A preference shares, and the remainder for general corporate purposes.

The foregoing descriptions of the Subscription Agreements and the Certificate of Designation do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Subscription Agreement and the form of Certificate of Designation attached as Exhibit 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to the proposed Business Combination between Easterly and Sirius and may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to the stockholders of Easterly for their approval. In connection with the proposed Business Combination, Sirius has filed with the SEC a Registration Statement on Form S-4 that included a proxy statement of Easterly and a prospectus of Sirius. Sirius will post on its website more information regarding the private placement documentation between Sirius and the investors. This Current Report on Form 8-K is not a substitute for the Registration Statement that Sirius filed with the SEC or any other documents that Sirius or Easterly may file with the SEC or that Easterly may send to its stockholders in connection with the proposed Business Combination. After the Registration Statement is declared effective, Easterly will mail a proxy statement/prospectus to its stockholders in connection with Easterly’s solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transactions. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination, including relevant risk factors that are included in the preliminary proxy statement/prospectus. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Easterly stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus, the amendments thereto, and the definitive proxy statement/prospectus (including any documents incorporated by reference therein) when available, as these materials will contain important information about Sirius, Easterly and the Business Combination. Investors and stockholders can obtain free copies of the preliminary proxy statement/prospectus and other documents filed with the SEC by Easterly and Sirius through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement/prospectus from Easterly by accessing Easterly’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including statements relating to the expected closing of the Business Combination and the private placement.  Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of Sirius and Easterly, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

For Sirius, these risks and uncertainties include, but are not limited to, Sirius’s exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses; increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers; decreased demand for Sirius’s insurance or reinsurance products; consolidation and cyclical changes in the insurance and reinsurance industry; the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius’s ultimate liability for losses; a decline in Sirius’s operating subsidiaries’ ratings with rating agencies; the limited liquidity and trading of Sirius’s securities following the Business Combination; the ability to recognize the anticipated benefits of the Business Combination; and costs related to the Business Combination and Sirius’s status as a publicly traded company. For Easterly, these risks and uncertainties include, but are not limited to, the successful combination of Easterly with Sirius’s business; amount of redemptions; the ability to retain key personnel; and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Sirius and Easterly prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional information on these and other factors that may cause actual results and performance to differ materially is included in Easterly’s periodic reports filed with the SEC, including but not limited to Easterly’s Form 10-K for the year ended December 31, 2017 and subsequent Forms 10-Q, and in Sirius’s Registration Statement on Form S-4 filed with the SEC. Copies may be obtained by contacting Easterly or Sirius, as appropriate, or by visiting www.sec.gov. Except to the extent required by applicable law or regulation, Sirius and Easterly undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of the proxy statement/prospectus or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell, nor the solicitation of an offer to buy any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Easterly and Sirius, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of Easterly is set forth in Easterly’s Annual Report on Form 10-K for the year ended December 31, 2017. Information about the directors and executive officers of Sirius and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the preliminary proxy statement/prospectus. Investors may obtain additional information about the interests of such participants by reading such preliminary proxy statement/prospectus.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
2.1	First Amendment to Agreement and Plan of Merger and Sponsor Letter, dated as of August 29, 2018, by and among Sirius International Insurance Group, Ltd., Easterly Acquisition Corp., Sirius Acquisitions Holding Company III, CM Bermuda Ltd. and Easterly Acquisition Sponsor, LLC.
99.1	Press Release, dated August 30, 2018.
99.2	Form of Subscription Agreement, dated August 29, 2018, by and between Sirius International Insurance Group, Ltd. and the investors party thereto.
99.3	Form of Certificate of Designation of Series B Preference Shares of Sirius International Insurance Group, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: August 30, 2018	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer